SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 21, 2003
WAYPOINT FINANCIAL CORP.
(Exact Name of Registrant as Specified in Charter)

Pennsylvania	0-22399	25-1872581

(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

235 N. Second Street, Harrisburg, PA	17101

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (717) 236-4041

Not Applicable (Former name or former address, if changed since last report)

Items 1, 2, 3, 4, and 6:    Not Applicable

Item 5.	Other Events

Waypoint Financial Corp. Completes Fifth Stock Repurchase Program and Initiates New Repurchase Program

Item 7.	Financial Statements, Pro Forma Financial Information, and Exhibits

A. Exhibit 99.1 — Press Release

Item 8 – 11	Not Applicable

Item 12	Not Applicable

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

WAYPOINT FINANCIAL CORP.

DATE: November 21, 2003	By: /S/ David E. Zuern David E. Zuern President Chief Executive Officer